UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _________________

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 23, 2005


                                ________________

                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


                                                            _______________


         Delaware                          0-22140               42-1406262
(State or other jurisdiction of        (Commission File         (IRSEmployer
incorporation or organization)             Number)           Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)) ___________________

                                TABLE OF CONTENTS

Item 8.01    Other Events.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Section 8  - Other Events

Item 8.01    Other Events.

             On May 23, 2005, the Registrant issued the attached press release announcing declaration of a cash dividend for the third quarter of its fiscal year 2005.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.
                   --------

               The following Exhibits are being furnished herewith:

               99.1     Registrant's Press Release dated May 23, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  META FINANCIAL GROUP, INC.

                          By:     /s/ Ronald J. Walters
                                  ---------------------
                                  Ronald J. Walters
                                  Senior Vice President, Secretary, Treasurer
                                  and Chief Financial Officer

Dated:  May 23, 2005

                                  Exhibit Index

Exhibit
Number                Description of Exhibit
------                ----------------------

99.1     Registrant's Press Release dated May 23, 2005.